Exhibit 99.1

EXECUTION

THIS INSTRUMENT IS SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED OF EVEN DATE HEREWITH, BY AND AMONG THE BORROWERS, THE LENDER AND SILICON VALLEY BANK, TO WHICH REFERENCE IS MADE FOR THE TERMS OF SUCH SUBORDINATION.

BRIDGE LOAN AGREEMENT

This BRIDGE LOAN AGREEMENT is made as of November 30, 2022 (this “Agreement”) by and among (a) MINIM, INC., a Delaware corporation (as successor by merger to Zoom Telephonics, Inc.) (“Minim”), (b) CADENCE CONNECTIVITY, INC., a Delaware corporation (formerly known as Zoom Connectivity, Inc.) (“Cadence”) (Minim and Cadence are hereinafter sometimes referred to collectively as the “Borrowers” and each singly as a “Borrower”) and (c) SLINGSHOT CAPITAL, LLC, a Delaware limited liability company (the “Lender”) (the Lender and the Borrowers are hereinafter sometimes referred to collectively as the “Parties” and each singly as a “Party”).

In order to induce the Lender to make certain Loans to the Borrowers, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers hereby jointly and severally agree with the Lender as follows:

1. DEFINITIONS; INTERPRETATION.

All capitalized terms not defined herein but defined in Appendix A attached hereto shall have the meanings given to such terms in Appendix A attached hereto. All terms defined in this Agreement shall also have such defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise specified herein or therein.

All references in this Agreement to Sections, Subsections, Exhibits, Schedules and Appendices refer to the Sections, Subsections, Exhibits, Schedules and Appendices of this Agreement unless otherwise indicated. All Exhibits, Schedules and Appendices attached to this Agreement are incorporated herein and made a part hereof.

2. LOANS – ALL LOANS AFTER CLOSING DATE TO BE MADE ON A DISCRETIONARY BASIS.

2.1 General.

(a) Subject to the terms and conditions hereof, and so long as no Event of Default has occurred and is continuing, the Borrowers may request that the Lender make certain loans (hereinafter referred to collectively as the “Loans” and each singly as a “Loan”) to the Borrowers; provided, however, that the aggregate outstanding principal balance of all Loans (after giving effect to all requested Loans) shall not, at any time, exceed ONE MILLIONS FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) (the “Maximum Loan Amount”), it being understood, acknowledged and agreed by the Parties that:

(i) On the Closing Date, the Lender has made an initial Loan to the Borrowers in the original principal amount of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00); and

(ii) After the Closing Date, the Lender has no absolutely obligation whatsoever under this Agreement or any of the other Loan Documents to make any Loans to the Borrowers and that each such Loan will be made only at the sole, absolute and complete discretion of the Lender.

(b) The Borrowers may from time to time borrow, pay and prepay the Loans but the amount of any Loan that is so paid or prepaid may not be re-borrowed.

2.2 Procedure for Borrowing. When making a request for any Loan, the Borrowers shall deliver to the Lender (a) an irrevocable notice thereof (which notice must be received by the Lender prior to 2:00 p.m. (prevailing Eastern time), one Business Day prior to the requested Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date.

2.3 Overadvances. If at any time or times, the aggregate outstanding principal balance of all Loans exceeds Maximum Loan Amount (the amount by which the aggregate outstanding principal balance of all Loans exceeds the Maximum Loan Amount is hereinafter referred to an “Overadvance”), such Overadvance shall be immediately due and payable by the Borrowers on demand by the Lender, but all such Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all of the benefits of the Loan Documents. Any funding of an Overadvance is not, and shall not constitute, a waiver by the Lender of the Event of Default caused thereby. In no event shall the Borrowers be deemed a beneficiary of this subsection 2.3 nor is authorized to enforce any of its terms.

2.4 Use of Proceeds. The proceeds of the Loans shall be used by the Borrowers solely to finance the general working capital requirements of the Borrowers.

2.5 Interest Rate.

(a) Subject to the provisions of subsections 2.5(b) and 2.5(c):

(i) During the period from the Closing Date to and including February 28, 2023, the unpaid principal balance of all Loans then outstanding under this Agreement shall accrue interest at a rate of EIGHT AND 00/100 PERCENT (8.00%) per annum until paid in full; and

(ii) after February 28, 2023, the unpaid principal balance of all Loans then outstanding under this Agreement shall accrue interest at a rate of FOURTEEN AND 00/100 PERCENT (14.00%) per annum until paid in full.

(b) Interest per annum shall be calculated on the basis of actual number of days elapsed and an assumed 360-day year. Therefore, each dollar of principal outstanding hereunder for all or any part of a day shall accrue interest equal to 1/360th of the per annum interest accruing hereunder on each such dollar. Interest shall accrue on each day or part thereof that any principal is outstanding, including Sundays, legal holidays and other non-business days. In all events, the maximum amount of interest payable under this Agreement shall not exceed the maximum amount of interest allowed under applicable usury or other similar laws affecting maximum allowable interest chargeable.

2

(c) Notwithstanding any provision contained in this Agreement or any other Loan Document to the contrary, if all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under subsection 8.1(a)), such overdue amount shall bear interest at a rate per annum equal to EIGHTEEN AND 00/100 PERCENT (18.00%) (hereinafter referred to as the “Default Rate”), in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment); provided, however, in no event shall the amount paid or agreed to be paid by the Borrowers (or any other Person) as interest or as a premium on the Loans or any other Obligations exceed the maximum amount of interest allowed under applicable usury or other similar laws affecting maximum allowable interest chargeable.

2.6 Repayment of Loans.

(a) No principal or interest shall be due and payable on any Loans until the Maturity Date (or such earlier date on which the Loans become due and payable pursuant to subsection 8.1).

(b) On the Maturity Date (or such earlier date on which the Loans become due and payable pursuant to subsection 8.1), the entire outstanding balance of all of the Loans (including, all unpaid principal under the Loans, together with all accrued and unpaid interest thereon and all unpaid fees, charges, costs and expenses under this Agreement and the other Loan Documents) shall be immediately due and payable in full in cash.

2.7 Prepayment. The Borrowers shall have the right, at any time, to prepay, all or any portion of the outstanding Loan, without penalty or premium.

2.8 Bridge Term Note. On the Closing Date, the Borrowers shall execute and deliver to the Lender a Bridge Term Note, dated as of the Closing Date, from the Borrowers, evidencing the Loans, substantially in the form of Exhibit A (the “Note”). The Lender is hereby authorized to record the date and amount of each Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded (absent manifest error); provided, however, that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrowers to repay (with applicable interest) the Loans made by the Lender.

3

3. SECOND LIEN ON COLLATERAL.

3.1 Senior Lien Consent Notice. After the Closing Date, the Borrowers will use their best efforts to cause the Senior Lender to promptly deliver to the Lender and the Borrowers a Senior Lien Consent Notice.

3.2 Second Lien on Collateral. Upon receipt by the Lender and the Borrowers of a Second Lien Consent Notice from the Senior Lender, it is understood and agreed that:

(a) The Borrowers shall promptly grant to the Lender a security interest in the Collateral by executing and delivering to the Lender any and all security agreements that are prepared by the Lender and delivered to the Borrowers to secure the prompt and complete payment and performance by the Borrowers to the Lender when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations (it being further understood and agreed that such security agreements may be in the form of an amendment and restatement of this Agreement);

(b) Any such security interest granted by the Borrowers to the Lender in the Collateral shall be subordinated to any and all security interests granted by the Borrowers to the Senior Lender in the Collateral (and at all times shall be limited to the same Collateral granted to the Senior Lender), all subject to the terms and conditions of that certain Subordination Agreement by and among Senior Lender, Lender, and Borrowers dated as of the date hereof;

(c) The Lender is authorized to file, and may so file, any and all UCC-1 financing statements and to take any and all other actions to perfect or maintain the perfection of any security interest granted by the Borrowers to the Lender in the Collateral; and

(d) The Borrower agrees to pay all fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred by the Lender in connection with the preparation, execution and delivery by the Parties of any and all security agreements (including any amendment and restatement of this Agreement), other documents and instruments described in this Section 3.2 and/or the preparation and filing of any UCC-1 financing statements described herein.

4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender on the date hereof, and on each date on which a Loan is made hereunder, as follows:

4.1 Existence; Power and Authority; Compliance with Laws. Each Borrower (a) is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of its jurisdiction of organization, (b) has the requisite power and authority, and the legal right, to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted, to execute and deliver this Agreement, and to perform its obligations hereunder, and (c) is in compliance with all Laws except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4

4.2 Name; Chief Executive Office. The name of each Borrower set forth in the first paragraph of this Agreement is the true, correct and complete legal name of such Borrower, and no Borrower has done business under, or used, any other name, other than as noted in the first paragraph of this Agreement. The chief executive office and principal place of business of each Borrower is located at the address set in subsection 9.4 of this Agreement. Each Borrower keeps all of its Records concerning its accounts, contract rights and other property at its chief executive office

4.3 Authorization; Execution and Delivery. The execution and delivery of this Agreement by each Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with all applicable Laws. Each Borrower has duly executed and delivered this Agreement.

4.4 No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for any Borrower to execute, deliver, or perform any of its obligations under this Agreement or any of the Loan Document to which such Borrower is a party, except in connection with the Senior Credit Facility.

4.5 No Violations. The execution and delivery of this Agreement and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any Law applicable to any Borrower or by which any of its properties or assets may be bound; or (b) constitute a default under any material agreement or contract by which any Borrower may be bound other than the Senior Credit Facility.

4.6 Enforceability. The Agreement and each of the other Loan Documents to which any Borrower is a party is a valid, legal, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.7 No Litigation. No action, suit, litigation, investigation, or proceeding of, or before, any arbitrator or Governmental Authority is pending or, to the knowledge of any Borrower, threatened by or against any Borrower or any of its property or assets (a) with respect to the Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or (b) that would be expected to materially adversely affect the financial condition of the Borrowers or the ability of the Borrowers to perform their obligations under the Agreement or any of the Loan Documents.

4.8 Title To Assets. Each Borrower has title to all its property, free of any and all Liens (other than Permitted Liens).

5

5. AFFIRMATIVE COVENANTS. So long as any Loan is outstanding, or the Lender has any obligation to make any Loans to the Borrowers under this Agreement, the Borrowers shall:

5.1 Maintenance of Existence. (a) Preserve, renew, and maintain in full force and effect its corporate or organizational existence and (b) take all reasonable action to maintain all rights, privileges, and franchises necessary or desirable in the normal conduct of its business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.2 Compliance. Comply with all Laws applicable to it and its business and its obligations under its material contracts and agreements, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.3 Payment Obligations. Pay, discharge, or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on its books.

5.4 Financial Statements. As soon as available, but not later than five (5) Business Days after the same are sent or filed, as the case may be, the Borrowers will provide the Lender with copies of all financial statements and reports that the Borrowers send to the Senior Lender or any of the owners of its equity interests or files with the Securities and Exchange Commission or any other Governmental Authority.

5.5 13-Week Cash Flow Projections. No later than the close of business on the first Business Day of each week, commencing with the first week following the date hereof, the Borrowers shall deliver to the Lender 13-week cash flow projections for the 13-week period then commencing, with a rolling variance from the original/most recent 13-week projections, all in a form and substance acceptable to the Lender.

5.6 Other Information. Promptly after the request by the Lender, the Borrowers will provide to the Lender such additional financial statements and other related data and information as to the business, operations, results of operations, assets, collateral, liabilities or condition (financial or otherwise) of the Borrowers as the Lender may from time to time reasonably request.

5.7 Notice of Events of Default; Material Adverse Effect.

(a) As soon as possible and in any event within five (5) Business Days after it becomes aware that an Event of Default has occurred, notify the Lender in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default.

(b) As soon as possible and in any event within five (5) Business Days after it becomes aware that any development or event which could reasonably be expected to have a Material Adverse Effect, notify the Lender in writing of the nature and extent of such Material Adverse Effect and the action, if any, it has taken or proposes to take with respect to such Material Adverse Effect.

6

(c) Contemporaneously with the delivery by any Borrower to the Senior Lender of any notices or reports pursuant to the Senior Credit Facility, such Borrower will send to the Lender a copy of any such notices or reports in the same format and substance as so delivered to the Senior Lender.

5.8 Records. Maintain their financial Records in an accurate, up-to-date, complete and standardized fashion in accordance with GAAP, consistently applied, and in accordance with any state or federal regulatory requirements applicable to the business or activities of the Borrowers.

5.9 Inspection. At all reasonable times during regular business hours, make available in their offices, and shall allow the Lender access to, all of the Borrowers’ Records for inspection, audit, examination and copying by the Lender and the Lender’s representatives, and the Borrowers will, at all reasonable times, permit entry by the Lender upon the premises of the Borrowers for purposes of inspection of its properties by the Lender (or its representatives and agents).

5.10 Payment of Taxes. Pay when due all taxes, including all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it or any of its properties, and otherwise payable by it, at such times and in such manner as necessary to prevent any penalty from accruing or any Lien or charge from attaching to its properties. The provisions of this subsection, however, shall not preclude the Borrowers from contesting, in good faith and by expeditious process, any such tax, and the Borrowers shall not be in default under this subsection by reason of the existence of a Lien for taxes not then due, all provided that: (a) the Lender has been notified in writing by the Borrowers of such contest; (b) the enforcement of any and all Liens for non-payment of such taxes is effectively stayed; (c) the Lender is reasonably satisfied that the Borrowers have reasonable basis for such contest or dispute; and (d) the Borrowers shall immediately pay the full amount of such taxes in the event the Borrowers’ contest or dispute is unsuccessful.

5.11 Insurance. Maintain insurance, at all times, with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the lesser of (a) the full insurable replacement cost value of all of the Borrowers’ tangible personal property (and, in any case, the amount necessary to avoid any co-insurance or contributions by the Borrowers) or (b) the total aggregate outstanding principal indebtedness owing by the Borrower to all of the Lender, including casualty insurance covering the property of the Borrowers against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other coverages as the Lender may require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. Certificates of insurance of, and true and complete copies of (and, upon request, the original policies of) all such casualty insurance policies and endorsements thereto shall be delivered to the Lender; and, upon request, satisfactory evidence of general liability, products liability, workers’ compensation and other insurance coverage, in form and substance satisfactory to the Lender, shall be furnished to the Lender within three (3) business days of each request therefor.

7

5.12 Further Assurances. Upon the request of the Lender, execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of this Agreement.

6. NEGATIVE COVENANTS. So long as any Loan is outstanding, or the Lender has any obligation to make any Loans to the Borrowers under this Agreement, the Borrowers shall not:

6.1 Limitation on Indebtedness. Incur, create, or assume any Indebtedness (other than Permitted Indebtedness).

6.2 Limitation on Liens. Incur, create, assume, or suffer to exist any Lien (other than Permitted Liens) on any of its property or assets, whether now owned or hereafter acquired.

6.3 [Reserved].

6.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (other than sales of assets expressly permitted by subsection 6.6), or make any material change in its present method of conducting business.

6.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired to any Person, except: (a) the conveyance, sale, lease, assignment, transfer or other disposition of obsolete or surplus property in the ordinary course of business; and (b) the sale of inventory in the ordinary course of business.

7. [RESERVED].

8. EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

8.1 Events of Default; Acceleration. If any of the following events (“Events of Default” or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, “Defaults”) shall occur:

(a) Any Borrower shall fail to pay any principal or interest of any Loan when due in accordance with the terms of this Agreement or the Borrowers shall fail to pay any other amount payable hereunder within five (5) days after any such other amount becomes due in accordance with the terms of this Agreement and the other Loan Documents; or

(b) Any representation or warranty made by any Borrower to the Lender in this Agreement or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

8

(c) Any Borrower fails to observe or perform any covenant, condition, or agreement contained in any of subsection 2.3, 5.4, 5.5, 5.7. 5.9. 5.10 or 5.11 or Section 6 of this Agreement; or

(d) Any Borrower fails to observe or perform any covenant, condition, or agreement contained in this Agreement or any other Loan Document (other than as provided in subsection 8.1(a), 8.1(b) or 8.1(c)) and such failure continues for thirty (30) days after the earlier of (i) the date on which any officer of any Borrower first learns of such default or (ii) the date on which written notice thereof shall have been given to any Borrower by the Lender;

(e) Any Borrower commences any case, proceeding, or other action (i) under any existing or future Law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts or (ii) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or any Borrower makes a general assignment for the benefit of its creditors;

(f) Any proceeding or case shall be commenced against any Borrower, without the application or consent of such Borrower, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of assets of such Borrower, or (iii) similar relief in respect of it, under any Law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue un-dismissed, or un-stayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code, as amended from time to time, against such Borrower or action under the Laws of the jurisdiction of incorporation or organization of such Borrower similar to any of the foregoing shall be taken with respect to such Borrower and shall continue un-stayed and in effect for a period of sixty (60) days; or

(g) One or more judgments or decrees shall be entered against any Borrower involving a liability of One Hundred Thousand and 00/100 Dollars ($100,000.00) or more (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage) and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within ten (10) days from the entry thereof; or

9

(h) If any of the Loan Documents (including this Agreement) (or any provision contained therein) shall be cancelled, terminated, revoked, curtailed or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lender, or any action at law, suit or in equity or other legal proceeding to cancel, revoke, curtail or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its officers, director or stockholders of any Borrower, or any Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any of the Loan Documents (including this Agreement) (or any provision contained therein) is illegal, invalid or unenforceable in accordance with the terms thereof; or

(i) [Reserved]; or

(j) a material portion of the property of any Borrower is damaged by fire or other casualty, or otherwise lost or stolen, the restoration or replacement cost of which property exceeds, in the aggregate, the amount of insurance proceeds readily available for such restoration or replacement, and such loss would have a material adverse effect upon such Borrower; or

(k) any Event of Default (as defined in the Senior Loan and Security Agreement) shall exist and remains un-waived or uncured under the Senior Loan and Security Agreement if, as a result of such Event of Default (as defined in the Senior Loan and Security Agreement), the Senior Lender is entitled to cause the Senior Credit Facility to become due prior to its stated date of maturity; or

(l) the occurrence of any Material Adverse Change;

then, and in any such event, so long as the same may be continuing, the Lender may, by notice in writing to the Borrowers, declare all of the Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of any Event of Default specified in subsection 8.1(e) or 8.1(f), all of the Obligations shall become immediately due and payable automatically and without any requirement of notice from the Lender.

8.2 Termination of Advances. If any one or more of the Events of Default specified in subsection 8.1(e) or subsection 8.1(f) shall occur, any unused portion of the Loans hereunder shall forthwith immediately and automatically terminate and the Lender shall be relieved of all further obligations to make Loans to any Borrower. If any other Event of Default shall have occurred and be continuing, the Lender may, by notice to the Borrowers, terminate the unused portion of the Loans hereunder, and upon such notice being given such unused portion of the Loans hereunder shall terminate immediately and the Lender shall be relieved of all further obligations to make Loans. No termination of the Loans hereunder shall relieve any Borrower of any of the Obligations.

8.3 Set Off. Regardless of the adequacy of any of the Collateral, upon the occurrence and during the continuance of any Event of Default, any deposits or other sums credited by or due from the Lender to any Borrower and any securities or other property of any Borrower in the possession of the Lender may be applied to or set off by the Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrowers to the Lender.

10

8.4 Rights and Remedies. Upon the occurrence and during the continuance of any Event of Default, the Lender shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Loan Documents, all of the rights and remedies of a secured party under the UCC or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law. The Lender shall further have as a matter of right and without notice to the Borrowers, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of any collateral as security for the Obligations or the interest of the Borrowers therein, the right to apply to any court of competent jurisdiction to appoint a receiver of any Borrower of all or any portion of the property of any Borrower and to have such receiver or receivers appointed, and each Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Lender provided in this Agreement and the other Loan Documents including, without limitation and to the extent permitted by law, and by such documents, the right to operate under existing licenses, franchises and permits granted or issued to any Borrower and the right to enter into licenses, sublicenses, leases and subleases of all or any part of the collateral to the extent that any Borrower possessed such rights, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Collateral unless such receivership is sooner terminated

8.5 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of the Lender, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

9. MISCELLANEOUS.

9.1 Joint and several Liability. All of the obligations and liabilities of the Borrowers to the Lender under this Agreement and the other Loan Documents are joint and several.

9.2 Survival of Covenants; Binding Effect.

(a) All agreements, representations, covenants and warranties made by the Borrowers in this Agreement, the other Loan Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations have been paid in full and satisfied, and its rights and remedies hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Obligations have been satisfied.

11

(b) All the terms and provisions of this Agreement and the other Loan Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns. Any reference in this Agreement or any of the other Loan Documents to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”), which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform). Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

9.3 Prior Discussions; Counterparts. This Agreement and all other Loan Documents incorporate all discussions and negotiations between the Borrowers and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Loan Documents. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under E-SIGN, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed counterpart of this Agreement or any other Loan Document by e-mail (including by .pdf file) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document, whichever or both is applicable. Any proof of this Agreement shall require production of only one such counterpart.

9.4 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall, unless otherwise expressly provided herein, be in writing (including by facsimile or e-mail transmission), and shall be deemed to have been duly given when delivered by hand, or when sent by facsimile transmission, answer back received, or when sent by e-mail, on the date of transmission (provided that no “out of office” return message has been received), or on the first Business Day after delivery to any overnight delivery service, freight prepaid, or three (3) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

(a)	If to any Borrower, then:	Minim Inc.
Cadence Connectivity, Inc.
848 Elm Street, Suite 201
Manchester, NH 03101
Attn: Mehul Patel, Chief Executive Officer
E-mail: mehul@minim.com

12

(b)	If to the Lender, then:	Slingshot Capital, LLC
848 Elm Street, Suite 200
Manchester, NH 03101
Attn: Jeremy Hitchcock, Manager
E-mail: jeremy@orbitgroup.com

9.5 Expenses.

(a) The Borrowers shall reimburse the Lender on demand for up to TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($25,000.00) of reasonable and documented out-of-pocket costs, expenses, and fees (including reasonable expenses and fees of its external counsel) incurred by the Lender in connection with the transactions contemplated hereby including the negotiation, documentation, and execution of this Agreement and the Loan Documents.

(b) The Borrowers jointly and severally agree to pay all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and costs, which attorneys may be employees of the Lender, and reasonable consulting, accounting, appraisal and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation by the Lender of any of its rights under this Agreement or any of the other Loan Documents or at law or in equity against any Borrower after the occurrence of any Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender’s relationship with the Borrowers. The covenants contained in this subsection shall survive payment or satisfaction in full of all amounts due from the Borrowers under the Loan Documents.

9.6 General Indemnification. The Borrowers shall, and do hereby, indemnify and save each of the Lender harmless from (and agrees to defend the Lender from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney’s reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, or in collecting or enforcing the Obligations, or in enforcing any of the rights or remedies of the Lender, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Loan Documents, the Obligations, or on account of the relationship of the Lender with the Borrowers, or any other Person responsible for any of the Obligations except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the actual bad faith or willful misconduct of the Lender. The indemnification contained herein shall survive termination of this Agreement.

9.7 Successors and Assigns. This Agreement may be assigned or transferred by the Lender to any Person. The Borrowers may not assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the Lender. This Agreement shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

13

9.8 Amendments and Waivers. No term of this Agreement may be waived, modified, or amended except by an instrument in writing signed by both of the Parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

9.9 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

9.10 Severability. If any term or provision of this Agreement or the Loan Documents are invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or the Loan Documents or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

9.11 Waiver of Jury Trial. THE BORROWERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

9.12 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

14

IN WITNESS WHEREOF, the Parties have executed this Agreement under their respective seals as of the date first written above.

BORROWER:

MINIM, INC.

By:	/s/ Mehul Patel
Mehul Patel
Chief Executive Officer

BORROWER:

CADENCE CONNECTIVITY, INC.

By:	/s/ Mehul Patel
Mehul Patel,
Chief Executive Officer

LENDER:

SLINGSHOT CAPITAL, LLC

By:	/s/ Jeremy Hitchcock
Jeremy Hitchcock,
Manager

[Bridge Loan Agreement – Signature Page]

BRIDGE LOAN AGREEMENT

(the “Agreement”)

by and among

MINIM, INC.

as Borrower,

CADENCE CONNECTIVITY, INC.

as Borrower

and

SLINGSHOT CAPITAL, LLC

as Lender

Appendix A

1. Definitions. As used in this Agreement, the following terms shall have the meanings given to such terms as set forth below:

“Account” means, as to any Person, any “account” of such Person as “account” is defined in the UCC, together with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person.

“Borrower” shall have the meaning given to that term as set forth in the first paragraph of this Agreement.

“Borrowers’ Books” means all Borrowers’ books and records including ledgers, federal and state tax returns, records regarding Borrowers’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Date” means any Business Day specified in a notice pursuant to subsection 2.2 as a date on which any Borrower requests the Lender to make a Loan hereunder.

1

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New Hampshire, or is a day on which banking institutions located in the State of New Hampshire are required or authorized by any applicable law to be closed.

“Closing Date” means the date hereof.

“Collateral” means all of the present and future rights, title and interests of each Borrower in and to the following property, whether now or hereafter owned or acquired by such Borrower, wherever such property may be located, together with all substitutions for, replacements of, additions to, accessions to, and products, Proceeds (including without limitation, any insurance proceeds and tax refunds) and Records relate to such property:

(a) All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

(b) all Borrowers’ Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Closing Date, include the Intellectual Property to the extent necessary to permit perfection of the Lender’s security interest in such Accounts and such other property of the Borrowers that are proceeds of the Intellectual Property.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Default” shall have the meaning given to that term in subsection 8.1.

“Default Rate” shall have the meaning given to that term in subsection 2.5(c).

2

“Equipment” means all “equipment” as defined in the UCC, together with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Event of Default” shall have the meaning given to that term in subsection 8.1.

“E-SIGN” shall have the meaning given to that term in subsection 9.2(b).

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” means all “general intangibles” as defined in the UCC in effect on the date hereof, together with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indebtedness” means, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under capitalized leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all indebtedness of others of the types described in (a) through (d) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured.

3

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” shall have the meaning given to that term in the UCC in effect on the date hereof, together with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Law” means as to any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Lender” shall have the meaning given to that term as set forth in the first paragraph of this Agreement.

“Lien” means any and all mortgages, pledges, hypothecation, security interests, encumbrances, lien (statutory or other), or charges of any kind, including agreements to give any of the foregoing; conditional sales or other title retention agreements or devices, or any leases in the nature thereof; and filing of, giving or agreement to give, any financing statement under the UCC of any jurisdiction

“Loan” or “Loans” shall have the meaning given to that term as set forth in subsection 2.1(a) of this Agreement.

“Loan Documents” means this Agreement, the Note, the Subordination Agreement and any and all other agreements, instruments and documents executed and delivered pursuant to or in connection with this Agreement, the Note, the Subordination Agreement and any and all extensions, renewals, amendments, substitutions and rewritings thereof.

4

“Material Adverse Change” or “Material Adverse Effect” means a material adverse effect or change on (a) the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Borrowers; (b) the validity or enforceability of the Agreement or the other Loan Documents; (c) the perfection or priority of any Lien purported to be created under this Agreement; (d) the rights or remedies of the Lender under this Agreement or under any of the other Loan Documents; or (e) the ability of any Borrower to perform any of its material payment obligations under this Agreement or under the other Loan Documents.

“Maturity Date” means January 15, 2024; provided, however, if the Senior Credit Facility is paid in full in cash prior to such date, then for purposes of this Agreement and the other Loan Documents, the term “Maturity Date” shall mean and refer to the date on which the Senior Credit Facility is paid in full in cash.

“Maximum Loan Amount” shall have the meaning given to that term in subsection 2.1(a).

“Note” shall have the meaning given to that term in subsection 2.8.

“Obligations” means all Indebtedness, liabilities and obligations of the Borrowers to the Lender of every kind, nature and description, and however arising, whether or not the same are now existing or hereafter arising or acquired; matured or un-matured; absolute or contingent; liquidated or unliquidated; joint or several; or direct or indirect (including, without limitation, all Indebtedness, liabilities and obligations of the Borrowers to the Lender, whether of payment or of performance, and arising pursuant to or in connection with the Loan Documents).

“Overadvance” shall have the meaning given to that term in subsection 2.3.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Parties” has the meaning set forth in the first paragraph of this Agreement.

“Permitted Indebtedness” means the following: (a) all Indebtedness of the Borrowers to the Senior Lender under the Senior Loan and Security Agreement; (b) Indebtedness of the Borrowers to the Lender arising under any of the Loan Documents; (c) current liabilities incurred in the ordinary course of business and are not incurred through (i) the borrowing of money or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services; and (d) Indebtedness with respect to taxes, assessments, governmental charges or levies which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Borrowers’ Books, in conformity with GAAP.

5

“Permitted Liens” means, collectively, the following: (a) any Liens in favor of the Senior Lender; (b) any Liens in favor of the Lender; (c) Liens in respect of taxes, fees, assessments and other governmental charges not yet due and payable, or with respect to which the validity thereof is currently being contested in good faith by appropriate proceedings in accordance with the provisions of this Agreement; (d) landlord’s Liens in respect of rent not in default or Liens in respect of pledges or deposits under worker’s compensation, unemployment insurance, social security laws or similar legislation or in connection with appeal and similar bonds incidental to litigation, mechanics’, laborers’, and materialmen’s and similar Liens, if the obligations secured by such Liens are not then delinquent, and Liens securing statutory obligations incidental to the conduct of the business of the Borrower which do not in the aggregate materially detract from the value of the property of the Borrower or materially impair the use thereof in the operation of their respective businesses; and (d) judgment Liens to the extent that such Liens do not constitute an Event of Default.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity.

“Proceeds” shall have the meaning given to that term in the UCC.

“Products” shall have the meaning given to that term in the UCC.

“Records” means all Borrowers’ Books, records and information in whatever medium the same may be stored, contained, recorded or maintained, including all electronically recorded information and all rights of access to such books, records and information, computer software and information (and all rights, programs, manuals, storage, backup, service contracts, licenses and source codes with respect thereto), and all property in which such books, records and information are stored, contained, recorded or maintained.

“Senior Credit Facility” means the Debt of the Borrowers to the Senior Lender pursuant to the Senior Loan and Security Agreement.

“Senior Lender” means Silicon Valley Bank, together with successors and assigns.

“Senior Loan and Security Agreement” means that certain Loan and Security Agreement, dated as of March 12, 2021, by and among of the Borrowers and the Senior Lender, as amended by certain First Amendment to Loan and Security Agreement, dated as of November 1, 2021, by and among the Borrowers and the Senior Lender, as the same may be further amended, restated, extended, supplemented or modified from time to time.

“Second Lien Consent Notice” means a written notice from the Senior Lender to the Lender and the Borrowers in which the Senior Lender notifies the Lender and the Borrowers that the Senior Lender (a) consents to the security interest granted by the Borrowers in the Collateral and (b) agrees that such security interest does not constitute an Event of Default under Section 7.5 of the Senior Loan and Security Agreement.

“Subordination Agreement” means that certain Subordination Agreement, dated as of the date hereof by and among the Borrowers and the Senior Lender, as the same may be hereafter amended, restated, extended, supplemented or modified, in accordance with the terms contained therein.

6

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of any Borrower connected with and symbolized by such trademarks.

“UCC” means the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

All other terms not defined in this Agreement but defined in the UCC shall have the meanings given to such terms in the UCC.

2. Use of Terms. The use of the singular of terms which are defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective “or” is not intended to be exclusive. The term “may not” is intended to be prohibitive and not permissive. The use of “includes” and “including” is intended to be interpreted as expansive and amplifying and not as limiting in any way. The terms defined elsewhere in this Agreement shall have the respective meanings ascribed to them where so defined. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

7